UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 7, 2017, the Company held its Annual Meeting of Shareholders. All nominated directors were elected and the other proposed matters were approved. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2017, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes:

1.    Each of the seven directors proposed by the Company was elected to serve for a term expiring at the Company's next annual meeting of shareholders and until their respective successors have been duly elected and qualified. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Ronald de Lange	26,673,340	1,282,446	6,933,966
Brian Bronson	27,555,454	400,332	6,933,966
C. Scott Gibson	26,464,553	1,491,233	6,933,966
Michael G. Hluchyj	26,742,334	1,213,452	6,933,966
Hubert de Pesquidoux	26,762,107	1,193,679	6,933,966
M. Niel Ransom	26,757,353	1,198,433	6,933,966
Vincent H. Tobkin	26,254,109	1,701,677	6,933,966

2.    The shareholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
25,361,740	1,201,767	1,392,279	6,933,966

3.    The shareholders approved, on an advisory (non-binding) basis, holding annual shareholder advisory votes on the compensation of the Company's named executive officers. The votes on this matter were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
23,199,081	61,698	3,434,672	1,260,335	6,933,966
The Board of Directors of the Company has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next non-binding advisory vote on the frequency of future advisory votes on executive compensation is held.

4.    The shareholders approved the proposal to ratify the audit committee's appointment of KPMG LLP as the Company's independent registered public accounting firm. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
34,728,283	158,599	2,870	N/A

5.    The shareholders approved the proposal to approve an amendment to the Radisys Corporation Amended and Restated 2007 Stock Plan. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
24,283,641	2,704,262	967,883	6,933,966

6.    The shareholders approved the proposal to approve an amendment to the Radisys Corporation 1996 Employee Stock Purchase Plan. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
27,127,918	156,425	671,443	6,933,966

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION

Date:	June 8, 2017	By:	/s/ Jonathan Wilson
		Name:	Jonathan Wilson
		Title:	Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)